Exhibit 99.1 KANSAS CITY SOUTHERN Wells Fargo 2020 Virtual Industrials Conference th KCS May 5 , 2020

Safe Harbor Statement This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended and the Private Securities Litigation Reform Act of 1995. In addition, management may make forward-looking statements orally or in other writing, including, but not limited to, in press releases, quarterly earnings calls, executive presentations, in the annual report to stockholders and in other filings with the Securities and Exchange Commission. Readers can usually identify these forward-looking statements by the use of such words as "may," "will," "should," "likely," "plans," "projects," "expects," "anticipates," "believes" or similar words. These statements involve a number of risks and uncertainties. Actual results could materially differ from those anticipated by such forward-looking statements as a result of a number of factors or combination of factors including, but not limited: public health threats or outbreaks of communicable diseases, such as the ongoing COVID-19 pandemic and its impact on KCS’s business, suppliers, consumers, customers, employees and supply chains; rail accidents or other incidents or accidents on KCS’s rail network or at KCS’s facilities or customer facilities involving the release of hazardous materials, including toxic inhalation hazards; legislative and regulatory developments and disputes, including environmental regulations; loss of the rail concession of Kansas City Southern’s subsidiary, Kansas City Southern de México, S.A. de C.V.; domestic and international economic, political and social conditions; disruptions to the Company’s technology infrastructure, including its computer systems; increased demand and traffic congestion; the level of trade between the United States and Asia or Mexico; fluctuations in the peso-dollar exchange rate; natural events such as severe weather, hurricanes and floods; the outcome of claims and litigation involving the Company or its subsidiaries; competition and consolidation within the transportation industry; the business environment in industries that produce and use items shipped by rail; the termination of, or failure to renew, agreements with customers, other railroads and third parties; fluctuation in prices or availability of key materials, in particular diesel fuel; access to capital; climate change and the market and regulatory responses to climate change; dependency on certain key suppliers of core rail equipment; changes in securities and capital markets; unavailability of qualified personnel; labor difficulties, including strikes and work stoppages; acts of terrorism or risk of terrorist activities, war or other acts of violence; and other factors affecting the operation of the business; and other risks identified in this presentation, in KCS's Annual Report on Form 10-K for the year ended December 31, 2019, and in other reports filed by KCS with the Securities and Exchange Commission. Forward-looking statements reflect the information only as of the date on which they are made. KCS does not undertake any obligation to update any forward-looking statements to reflect future events, developments, or other information. Reconciliation to U.S. GAAP Financial Information In addition to disclosing financial results in accordance with U.S. GAAP, the accompanying presentation contains non-GAAP financial measures. These non-GAAP measures should be viewed as a supplement to and not a substitute for our U.S. GAAP measures of performance and liquidity, and the financial results calculated in accordance with U.S. GAAP and reconciliations from these results should be carefully evaluated. All reconciliations to the most directly comparable financial measures calculated and presented in accordance with U.S. GAAP can be found on the KCS's website in the Investors section. © KANSAS © KANSAS CITY SOUTHERN KCS 2

Robust Credit Ratings & Metrics • From Single B in 2009 to BBB today • Only 26% of companies are BBB or above • Current leverage ratio of 2.7X Strong Cash Flow • 85% FCF CAGR since 2015 Strong • Targeting $500M+ Free Cash Financial Flow in 2020 Profile Ample Liquidity • $600M undrawn revolving credit facility • $660M cash on hand as of April 30th including $550M issued (30 yr @ 3.5%) • No debt maturities until 2023 Balanced Capital Allocation Policy • 40-50% capital projects & strategic investments • 50-60% share repurchases & dividends © KANSAS © KANSAS CITY SOUTHERN KCS 3

Optimizing Cash Flow Amidst Uncertainty

Aggressive Operating Expense Management

~60% of expenses are variable or semi-variable with volumes†

- Train start mgmt. to optimize crew costs & fuel efficiency
- Reduce discretionary and G&A expenses
- Car and loco fleet reductions
- Other

Growth Related Capital Expenditure Reductions

- **Reducing capital guidance to ~$450M**
- Additional **$50M** of reductions identified if market conditions necessitate

Optimize Free Cash Flow

Targeting $500M+ of Free Cash Flow* in 2020

†Based on current run rate of expenses; assumes constant F/X and fuel price

*Non-GAAP financial measure. The definition of this measure can be found on the KCS website in the Investors section. A reconciliation is not provided because, as a forward-looking statement, it is not available without unreasonable efforts. The Company believes the information provided is useful to investors as a measure of liquidity that can be considered together with the Company's historical disclosures of this measure.

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© KANSAS CITY SOUTHERN

COMMERCIAL UPDATE © KANSAS © KANSAS CITY SOUTHERN KCS 5

Q2TD Revenue by Business Unit Volume –23%; revenue –19%; FX adjusted revenue –17%* Business Unit QTD Revenue Trend Least Agriculture & Grain expected to pick up in May and June; steady shipments of Food Affected Minerals Products Industrial & Consumer Weakness in U.S. Metals, Military & Mexico Cement Chemical & Reduced demand due to widespread stay-at-home orders impacting Petroleum Gasoline and LPG shipments to Mexico Energy Low natural gas prices pressuring Utility Coal volumes; Crude Oil & Frac Sand weak due to low oil prices Magnitude of impact Intermodal Reduced consumer demand in U.S. & Mexico; lower automotive part exports to Mexico Most Affected Automotive Impacted by automotive plant outages; plants expected resume production throughout May Path to Close Rightsizing operations Long-term growth Recovery coordination with to volumes; opportunities customers during prepared for unique to KCS downturn recovery franchise © KANSAS CITY SOUTHERN *RevenueK performanceCS & trend as of April 30, 2020. 6

7-Day Rolling Average Suggests Volumes are Stabilizing 7,000 6,000 5,000 4,000 Mexico (KCSM) Volumes 3,000 2,000 U.S. (KCSR) 1,000 Volumes 0 3/7/2020 3/13/2020 3/19/2020 3/25/2020 3/31/2020 4/6/2020 4/12/2020 4/18/2020 4/24/2020 4/30/2020 © KANSAS © KANSAS CITY SOUTHERN KCS 7

PSR & EXPENSE MANAGEMENT © KANSAS © KANSAS CITY SOUTHERN KCS 8

Rightsizing Resources to Volumes ▪ Train service plans were quickly adjusted as volumes began to decline in late March ▪ When comparing the 2nd half of April to the 2nd half of March, train starts were down 33% on a 24% decline in daily carloads ▪ Train start consolidations are resulting in longer, more efficient trains Daily Carloads vs. Train Starts Train Length (in feet) 6,500 6,800 6,722 6,000 6,600 5,500 6,400 5,000 6,316 98 96 94 6,200 4,500 93 6,123 6,052 73 6,000 4,000 5,965 63 5,863 3,500 5,800 Daily Trainstarts Daily Carloads © KANSAS © KANSAS CITY SOUTHERN 9 KCS Data shown through April 30th 2020

Reducing Crew Starts as Volumes Decline ▪ Service plan optimization driving crew start reductions ahead of volume declines ▪ Compared to the monthly average during Q120, April results showed: – U.S. line of road crew starts are 20% down on a 19% volume decline – Mexico line of road crew starts are 39% down on a 30% volume decline United States Mexico 110,000 90,000 100,000 80,000 4,587 4,489 4,489 4,398 4,398 4,272 4,272 4,265 4,265 4,257 4,257 90,000 70,000 80,000 60,000 3,510 3,510 Carloads Carloads 70,000 50,000 2,686 2,686 60,000 40,000 50,000 30,000 January February March April January February March April Line of Road Crew Starts Carloads Line of Road Crew Starts Carloads © KANSAS © KANSAS CITY SOUTHERN KCS Data shown through April 30th 2020 10

PSR Initiatives are Delivering Superior Dwell and Velocity Performance Indexed Velocity Performance Since Q418 First Week of October 2018 = 1.00 1.8 1.7 1.6 1.5 1.4 1.3 1.2 1.1 1 0.9 Oct-18 Nov-18 Dec-18 Jan-19 Feb-19 Mar-19 Apr-19 May-19 Jun-19 Jul-19 Aug-19 Sep-19 Oct-19 Nov-19 Dec-19 Jan-20 Feb-20 KCS Industry Excluding KCS Indexed Dwell Performance Since Q418 First Week of October 2018 = 1.00 1.15 1.10 1.05 Better 1.00 0.95 0.90 0.85 0.80 0.75 0.70 0.65 Oct-18 Nov-18 Dec-18 Jan-19 Feb-19 Mar-19 Apr-19 May-19 Jun-19 Jul-19 Aug-19 Sep-19 Oct-19 Nov-19 Dec-19 Jan-20 Feb-20 © KANSAS CITY SOUTHERN KCS KCS Industry Excluding KCS 11

Mechanical Initiatives are Driving Results Mechanical Headcount* • Expecting Q220 mechanical 866 16% Down expenses to be down ~25% YoY 856 • 209 locomotives in storage, a 224% increase from March 1st 784 785 782 774 • Headcount down 16% since Q418 727 • Locomotive failures down more than 50% since Q418 Q418 Q119 Q219 Q319 Q419 Q120 Apr 20 Average Daily Bad Order Count Active Locomotive Fleet 723 46% Down 1,046 32% Down 669 929 922 903 879 537 841 491 477 457 716 394 Q418 Q119 Q219 Q319 Q419 Q120 Apr 20 Q418 Q119 Q219 Q319 Q419 Q120 Apr 20 © KANSAS © KANSAS CITY SOUTHERN *Average mechanical headcount excludes insourced heads for all periods; April 20 headcount reflects end of month 12 KCS headcount, in order to capture furlough actions taken late in the month

PSR and Fuel Conservation Initiatives are Improving our Fuel Efficiency As measured in Gallons Burned per 1,000 GTM’s 1.41 1.40 2020 Full Year Goal: 1.24 1.38 1.38 1.36 1.36 1.35 1.34 1.34 Better 1.31 1.29 1.30 1.26 Q117 Q217 Q317 Q417 Q118 Q218 Q318 Q418 Q119 Q219 Q319 Q419 Q120 © KANSAS © KANSAS CITY SOUTHERN KCS 13

Improved Velocity Driving Reduction to Foreign Cars Online & Lower Equipment Cost Total Equipment Expense Down 28% in Q1 2020 50,000 Q1 Foreign Car Q1 Equipment 48,000 Cycle Times Expense 2018 8.6 Days $32.2M 46,000 2019 8.3 Days $30.4M 2020 7.6 Days $21.9M 44,000 Better 42,000 40,000 Foreign Cars Online 38,000 36,000 34,000 Jul-17 Jul-18 Jul-19 Jun-17 Jun-18 Jun-19 Apr-17 Apr-18 Apr-19 Apr-20 Jan-17 Jan-18 Jan-19 Jan-20 Feb-17 Feb-18 Feb-19 Feb-20 Sep-17 Sep-18 Sep-19 Oct-17 Oct-18 Oct-19 Mar-17 Mar-18 Mar-19 Mar-20 Nov-17 Nov-18 Nov-19 Aug-17 Aug-18 Aug-19 Dec-17 Dec-18 Dec-19 May-17 May-18 May-19 Foreign Cars Online © KANSAS © KANSAS CITY SOUTHERN KCS 14

On Track to Deliver 2020 PSR Savings ($ in millions) Total PSR Program Annualized OpEx Savings of $125M FY 2019 FY 2020 OpEx Category Primary Drivers Actual OpEx Incremental Savings OpEx Savings Compensation & Reduced headcount & crew $8 $15 Benefits costs Disposal of certain locomotives Depreciation and rail cars $5 $4 Train consolidation and Fuel efficiency/technology $19 $21 Equipment Lease returns & car cycle times $13 $17 Purchased Restructured contracts, and $13† Services and reduced repair expenses $4 Materials & Other Total $58 $61 © KANSAS © KANSAS CITY SOUTHERN KCS †Includes a $5.1M benefit from a one-time settlement 15

Thank You! www.KCSouthern.com © KANSAS © KANSAS CITY SOUTHERN KCS 16